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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                   MAY 2, 2001
              -----------------------------------------------------
                        (Date of earliest event reported)



                                 CEPHALON, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                         0-19119                 23-2484489
--------------------------------------------------------------------------------
(State or other jurisdiction              (Commission              (IRS Employer
 of incorporation or organization)         File Number)             ID No.)


       145 BRANDYWINE PARKWAY
       WEST CHESTER, PENNSYLVANIA                                       19380
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (610) 344-0200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 5. OTHER EVENTS.

On May 2, 2001, Cephalon, Inc. (the "Registrant") publicly announced the private placement of $300 million of its 5.25% Convertible Subordinated Notes due 2006. Cephalon has granted the initial purchasers a 45-day option to purchase an additional $100 million in aggregate principal amount of notes. The notes are convertible into Cephalon's common stock at a conversion price of $74.00 per share, subject to adjustment in certain circumstances. This offering, which was made through initial purchasers to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"), is expected to close on May 7, 2001.

The Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1, and made a part of this Item 5.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: None

     (b)  PRO FORMA FINANCIAL INFORMATION: None

     (c) EXHIBITS: Reference is made to the Exhibit Index annexed hereto and made a part hereof.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CEPHALON, INC.



Date: MAY 2, 2001                     By: /s/ FRANK BALDINO, JR.
      -----------                         ------------------------------------
                                          Frank Baldino, Jr.
                                          Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT                                                                  PAGE
-------                                                                  ----

99.1